Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

(Fixed Income Artwork)

Semiannual Report
2002

FIXED INCOME

DELAWARE
Strategic Income Fund

[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Table
     of Contents

Letter to Shareholders                                  1
Portfolio Management Review                             3
New at Delaware                                         5
Performance Summary                                     6

Financial Statements:
   Statement of Net Assets                              7
   Statement of Assets and Liabilities                 13
   Statement of Operations                             14
   Statements of Changes in Net Assets                 15
   Financial Highlights                                16
   Notes to Financial Statements                       20

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

                                                  Delaware Strategic Income Fund
Letter                                            February 12, 2002
       to Shareholders

Recap of Events
The six months ended January 31, 2002 was a complex period for investors in fixed-income securities. The events of September 11 and its aftermath created concerns about corporate bond credit quality, resulting in increased market volatility throughout the fixed-income marketplace.

Volatility was particularly acute throughout the fixed-income markets after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds. Immediately after that announcement, yields on outstanding long-term debt dropped sharply as investors demanding long bonds were able to look only to the existing supply.

Uncertainty regarding the outlook for the economy was also a significant factor contributing to volatility in recent months. Late in the period, yields on high-quality fixed-income securities rebounded sharply, as signs emerged that the U.S. economy might be more resilient than some investors had feared. For the first time in a year, the Federal Reserve left short-term interest rates unchanged at its January 30 meeting. In doing so, the Fed noted that economic activity in the U.S. had begun to firm, even though weakness remains a threat in the near-term.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect more large issuers. The result was a weak stock market and corporate credit rating downgrades in late January 2002, which drove daily bond price volatility to new heights.

Delaware Strategic Income Fund returned +1.31% (Class A shares at net asset value with distributions reinvested) during the six months ended January 31, 2002, trailing the +3.20% gain made by the Lehman Brothers Aggregate Bond Index over the same period. For the same period, the Lipper MultiSector Income Funds Average gained +1.91%.

Market Outlook
Five months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak. The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing of a recovery remains open for debate, and many economists warn that an economic rebound could be weak, or even thwarted altogether.

In the current low interest rate environment, we think Delaware Strategic Income Fund is an attractive vehicle for investors with long-term financial goals who may feel disheartened by the low yields frequently found in the marketplace. With its short-range average maturity and mixture of government, corporate, and foreign bonds, we believe the Fund's strategy makes it attractive regardless of the current market environment. For more information on whether Delaware Strategic Income Fund is suitable for you given your investment goals, please contact your financial advisor.

Total Return
For the period ended January 31, 2002                                 Six Months
Delaware Strategic Income Fund-- Class A Shares                         +1.31%
Lipper Multi-Sector Income Funds Average (131 funds)                    +1.91%
Lehman Brothers Aggregate Bond Index                                    +3.20%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Multi-Sector Income Funds Average represents the average return of all multi-sector bond funds tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Sincerely,


/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                         Delaware Strategic Income Fund
       Management Review                          February 12, 2002

Fund Managers
Peter C. Andersen
Senior Portfolio Manager
U.S. High-Yield Bonds

Joanna Bates
Senior Portfolio Manager
Non-U.S. Fixed Income and Emerging Markets

Paul Grillo
Senior Portfolio Manager
U.S. Investment-Grade Bonds

Christopher A. Moth
Senior Portfolio Manager
Non-U.S. Fixed Income and Currency

The Fund's Results
The semiannual period ended January 31, 2002 was extraordinarily challenging for fixed-income investors. U.S. fixed-income markets especially became very volatile as the economic picture darkened and U.S. investors fled to highly rated fixed-income investments in the wake of September 11.

The events of that day dealt a setback to the U.S. economy, and in October it was officially declared that the U.S. economy was in a recession that started in March 2001.

As the U.S. economy continued its downward course, the Federal Reserve continued to lower the federal funds rate in an effort to stimulate economic growth. The Fed took no action on interest rates at its January 30, 2002 meeting, as data indicated that the downturn in U.S. economic growth may have reached bottom. That decision marked the Fed's first meeting in more than a year in which interest rates were not cut.

The global economic picture was not much better, and our non-U.S. fixed-income team also faced volatile markets throughout much of the period. For the six-month period ended January 31, 2002, your Fund returned +1.31% (Class A shares at net asset value with distributions reinvested), which trailed the average return of its Lipper peer group. As of period-end, the Fund's SEC yield was a competitive 6.72% (for Class A shares).

Portfolio Highlights
U.S. High-Yield Bonds -- At the start of the new fiscal year, we had recently finished reducing our telecommunications sector exposure to a weighting that closely mirrored high-yield indexes. This was in response to poor performance in the sector during the first half of 2001, when defaults plagued the high-yield market and our exposure to the telecom sector negatively impacted performance. Downsizing our telecommunications position has generally benefited performance within the high-yield section of the portfolio.

In light of market uncertainty, we maintained our defensive approach during the period, focusing on sectors such as utilities, as well as cable, media, and publishing. We believe that these sectors offer the most attractive returns and are to less likely be affected by market volatility when compared with more speculative areas such as telecommunications.

Going forward, we will continue to consider discounted bonds that we believe are undervalued and have strong potential, including issues that may have been unfairly ignored in the marketplace. In doing so, we remain careful about our process of security selection, as statistics show that approximately 70% of bonds purchased at deep discounts (50-75% below par value) default within a two-year time frame.

While many corporate bond yields seem to be at extremely attractive levels, we generally remain cautious given the current risks in the market. As a result, we will continue to concentrate on higher quality, lower yielding issues in an effort to minimize portfolio risk going forward.

U.S. Investment-Grade Bonds -- Treasuries rallied in August 2001, a time when we were expecting interest rates to fall further throughout the remainder of the year. In anticipation of these events, we held significant weightings in the high-quality parts of the market that we believed would benefit.

As investors sought high-quality issues in the wake of September 11, Treasury yields continued to decline sharply. As a result, one of our strategies during the period was to purchase high-quality corporate bonds that, in our opinion, would become attractive as demand increased for highly-rated issues.

We remain positioned in this section of the portfolio to take advantage of the high-quality "spread sectors" of the fixed-income markets, which include the various forms of non-Treasury debt. Looking ahead, we expect to focus on these sectors in the near-term future, and to retain our current defensive stance with regard to interest rates.

Non-U.S. Bonds -- During the period, world bond market performance in general was strong until the start of 2001's fourth quarter, in which the Salomon Smith Barney Non-U.S. Government Bond Market Index rose by just a modest 0.7% in local currency terms. During the fourth quarter, bond markets in the U.S. and Australia were among the world's weakest.

While many investors currently believe that a U.S. economic recovery is imminent, our global fixed-income team is considerably less optimistic about the prospects for such a recovery. Recent strong economic data could mark a return to conditions such as those prior to September 11, at which time our outlook was for a protracted U.S. downturn.

The U.S. recession has produced a distinct global economic slowdown, and our allocation across world bond markets has reflected current conditions. Going forward, we think the global inflation outlook is generally more benign than it was a year ago. We remain pessimistic about Japan, while still bullish on above-average growth countries such as Australia and New Zealand. We also believe that Poland and Sweden offer high prospective real yields and are markets worth watching.

Outlook
In our opinion, the timing of any potential global economic rebound is unclear. In the U.S., interest rate cuts appear to have ceased, yet short-term interest rates remain low and fixed-income markets may have further upside with regard to total return. Among our U.S. holdings -- both investment-grade and high-yield -- we have remained focused on high-quality parts of our markets that provide competitive yields.

We believe the Fund is well-positioned as we enter 2002. We think Delaware Strategic Income Fund can continue to provide a competitive yield, while seeking to reduce risk for investors through a portfolio of securities that is well diversified across various fixed-income asset classes.

Delaware Strategic Income Fund
Asset Allocation
As of January 31, 2002
                                                     Percentage
Asset                                              of Net Assets
-----------------------------------------------------------------
Corporate Bonds                                        45.55%
-----------------------------------------------------------------
Foreign Bonds                                          34.56%
-----------------------------------------------------------------
Agency Mortgage-Backed Securities                       7.89%
-----------------------------------------------------------------
U.S Treasury Obligations                                2.74%
-----------------------------------------------------------------
Repurchase Agreements/Liabilities                       2.02%
-----------------------------------------------------------------
Common Stock                                            2.01%
-----------------------------------------------------------------
Asset-Backed Securities                                 1.96%
-----------------------------------------------------------------
Agency Collateralized Mortgage Obligations              1.40%
-----------------------------------------------------------------
Commercial Mortgage-Backed Securities                   0.65%
-----------------------------------------------------------------
Preferred Stock                                         0.63%
-----------------------------------------------------------------
Agency Obligations                                      0.59%
-----------------------------------------------------------------

New
   at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

[GRAPHIC OMITTED]

DELAWARE
e:delivery
ONLINE, ALL THE TIME

Delaware
       Strategic Income Fund

Fund Basics

As of January 31, 2002
--------------------------------------------------------------------------------
Fund Objectives:
To seek high current income and total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$26.80 million
--------------------------------------------------------------------------------
Number of Holdings:
275
--------------------------------------------------------------------------------
Fund Start Date:
October 1, 1996
--------------------------------------------------------------------------------
Your Fund Managers:
Peter C. Andersen received a master's degree in finance from Harvard University and a master's degree in physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder.

Joanna Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Paul Grillo joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. Mr. Grillo is also a CFA charterholder.

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class A:  DISAX
Class B:  DISBX
Class C:  DISCX

Fund Performance
Average Annual Total Returns
Through January 31, 2002          Lifetime     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
Excluding Sales Charge              +1.81%        +1.14%      -1.73%
Including Sales Charge              +0.90%        +0.15%      -6.44%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
Excluding Sales Charge              +1.09%        +0.40%      -2.46%
Including Sales Charge              +0.96%        +0.14%      -6.08%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
Excluding Sales Charge              +1.08%        +0.40%      -2.46%
Including Sales Charge              +1.08%        +0.40%      -3.36%
--------------------------------------------------------------------------------

Delaware Strategic Income Fund invests in high-yield bonds (commonly known as "junk bonds"), which involve a greater risk than high-quality bonds. The Fund also invests in foreign bonds which are subject to risks not ordinarily associated with domestic bonds (e.g., currency, economic, and political risks).

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended January 31, 2002 for Delaware Strategic Income Fund's Institutional Class were +2.11%, +1.43%, and -1.47%, respectively. The Institutional Class shares were first made available on October 1, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DISIX

Statement                                         Delaware Strategic Income Fund
       of Net Assets                              January 31, 2002 (Unaudited)

                                             Principal     Market
                                              Amount*   Value(U.S.$)
Agency Collateralized Mortgage Obligations - 1.40%
     Fannie Mae Whole Loan Series
        98-W3 A2 6.50% 7/25/28   USD           49,245 $   49,557
     Freddie Mac Series 2303-CW
        8.50% 11/15/24                         85,000     92,204
     Freddie Mac Series T-11 A5
        6.50% 1/25/15                          50,000     52,031
     Freddie Mac Series T-11 A6
        6.50% 9/25/18                          75,000     77,858
     GNMA Series 98-9 B 6.85% 12/20/25        100,000    103,672
                                                       ---------
Total Agency Collateralized Mortgage
   Obligations (cost $368,228)                           375,322
                                                       ---------
Agency Mortgage-Backed Securities - 7.89%
     Fannie Mae
        6.00% 8/1/16 to 2/15/29               460,001    453,967
        6.375% 8/15/07           AUD          830,000    426,555
        6.50% 10/1/16 to 2/1/32  USD          616,809    623,695
        7.00% 7/1/29 to 12/1/31               236,083    241,788
        7.50% 12/1/30 to 1/1/32                78,964     82,206
     Freddie Mac 6.50% 10/1/31                201,426    203,125
     GNMA
        6.50% 12/15/23                         31,774     32,320
        9.50% 9/15/17                          15,369     17,098
        10.00% 7/15/17                         29,945     33,688
                                                       ---------
Total Agency Mortgage-Backed Securities
   (cost $2,109,762)                                   2,114,442
                                                       ---------
Agency Obligations - 0.59%
     Freddie Mac
        5.50% 7/15/06                          30,000     30,896
        6.50% 7/1/31                           77,765     78,421
    #Resolution Funding Strip
        6.148% 10/15/17                        50,000     19,204
     Sallie Mae Series 98-1 A1
        2.54% 1/25/07                          28,741     28,803
                                                       ---------
Total Agency Obligations (cost $158,805)                 157,324
                                                       ---------
Asset-Backed Securities - 1.96%
     Centex Home Equity Series 01-
        B A4 6.41% 2/25/30                     60,000     60,828
     Citibank Credit Card Issuance Trust
        01-A8 A8 4.10% 12/7/06                 40,000     39,988
     NationsCredit Grantor Trust Series
        97-1A 6.75% 8/15/13                    74,035     77,447
     Peoplefirst.com Auto Receivables
        Owner Trust Series 00-2 A4
        6.43% 9/15/07                         100,000    104,615
     Residential Asset Securities Series
        00-KS4 AI3 7.355% 1/25/26              90,000     92,640
     SLM Student Loan Trust
        Series 1996-2 A2 3.723% 7/27/09       110,000    110,448
        Series 1997-1 A2 2.40% 1/25/10         40,000     39,932
                                                       ---------
Total Asset-Backed Securities
   (cost $515,414)                                       525,898
                                                       ---------

                                              Principal    Market
                                               Amount*  Value(U.S.$)
Commercial Mortgage-Backed Securities - 0.65%
     Comm Series 00-C1 A1
       7.206% 9/15/08                USD        92,556 $  98,543
     LB-UBS Commercial
       Mortgage Trust Series 01-C3 A2
       6.365% 12/15/28                          75,000    76,372
                                                       ---------
Total Commercial Mortgage-Backed
  Securities (cost $168,439)                             174,915
                                                       ---------
Corporate Bonds - 45.55%
Aerospace & Defense - 0.73%
     Alliant Techsystems
       8.50% 5/15/11                            85,000    89,675
     BE Aerospace 9.50% 11/1/08                 55,000    48,400
     Sequa 9.00% 8/1/09                         60,000    58,500
                                                       ---------
                                                         196,575
                                                       ---------
Automobiles & Automotive Parts - 1.26%
     American Axle & Manufacturing
       9.75% 3/1/09                            100,000   105,500
     Collins & Aikman Products 144A
       10.75% 12/31/11                          60,000    60,900
     CSK Auto 12.00% 6/15/06                    65,000    68,088
     Delco Remy International
       11.00% 5/1/09                            80,000    79,200
     Ford Motor 7.45% 7/16/31                   25,000    23,423
                                                       ---------
                                                         337,111
                                                       ---------
Banking, Finance & Insurance - 3.71%
     Asat Finance 12.50% 11/1/06               100,750    60,954
     Bank of Hawaii 6.875% 6/1/03               20,000    20,701
     BB&T 6.50% 8/1/11                          35,000    35,544
     Bear Stearns 5.70% 1/15/07                 10,000     9,955
     Boeing Capital
       5.75% 2/15/07                            30,000    30,075
       6.50% 2/15/12                             5,000     5,033
     Citigroup 7.25% 10/1/10                    30,000    32,235
     Credit Suisse First Boston USA
       6.125% 11/15/11                          15,000    14,765
       6.50% 1/15/12                            30,000    30,264
     ERAC USA Finance 144A 7.35% 6/15/08        75,000    76,010
     Fairfax Financial Holdings 7.75% 12/15/03  75,000    68,101
     Finova Group 7.50% 11/15/09               125,000    47,500
     Ford Motor Credit 6.875% 2/1/06            30,000    30,133
     General Electric Capital 4.25% 1/28/05     50,000    50,326
     General Motors Acceptance
       6.125% 2/1/07                            15,000    14,895
       8.00% 11/1/31                            15,000    15,575
     International Lease Finance
       4.75% 1/18/05                            10,000     9,989
     John Hancock Financial Services
       5.625% 12/1/08                           15,000    14,839

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                              Principal    Market
                                               Amount*  Value(U.S.$)
Corporate Bonds (continued)
Banking, Finance & Insurance (continued)
   Merrill Lynch 5.36% 2/1/07        USD       25,000  $   24,919
   Midland Funding II 11.75% 7/23/05          175,000     190,628
   Sovereign Bancorp 10.50% 11/15/06           75,000      81,375
   UBS Preferred Funding Trust I
     8.622% 10/29/49                           30,000      33,709
   US Bank
     6.30% 2/4/14                              55,000      55,347
     6.375% 8/1/11                             20,000      20,363
   XL Capital Europe 6.50% 1/15/12             20,000      20,045
                                                       ----------
                                                          993,280
                                                       ----------
Building & Materials - 0.95%
   Lennar 9.95% 5/1/10                         50,000      54,875
   Ryland Group 8.00% 8/15/06                  60,000      60,900
   USX 9.375% 2/15/12                          90,000     107,049
   York International 6.625% 8/15/06           30,000      30,699
                                                       ----------
                                                          253,523
                                                       ----------
Cable, Media & Publishing - 5.87%
   Adelphia Communications
     10.25% 11/1/06                           195,000     202,313
   Advanstar Communications
     12.00% 2/15/11                            90,000      70,650
   Charter Communications Holdings
     10.75% 10/1/09                           245,000     257,556
   Charter Communications Holdings 144A
     12.13% 1/15/12                           125,000      73,438
   CSC Holdings 9.875% 2/15/13                245,000     261,537
   Echostar Broadband 10.375% 10/1/07         105,000     112,350
   Frontiervision Holdings 11.875% 9/15/07     80,000      86,400
***Insight Communications 12.25% 2/15/11      145,000      90,988
   Insight Midwest 10.50% 11/1/10              75,000      81,938
   Mediacom Broadband 11.00% 7/15/13          100,000     110,500
   Rogers Cablesystems 10.00% 3/15/05         120,000     130,200
   Scholastic 5.75% 1/15/07                    20,000      19,896
   Shaw Communications 7.20% 12/15/11          10,000       9,962
   Telewest Communications 11.25% 11/1/08      70,000      47,600
   Thomson 5.75% 2/1/08                        20,000      19,808
                                                       ----------
                                                        1,575,136
                                                       ----------
Chemicals - 1.62%
   Avecia 11.00% 7/1/09                        80,000      80,000
   IMC Global 6.55% 1/15/05                   125,000     118,411
   Lyondell Chemical
     9.875% 5/1/07                             75,000      74,813
     10.875% 5/1/09                            35,000      32,463
   Macdermid 9.125% 7/15/11                   110,000     113,850
   Praxair 6.15% 4/15/03                       15,000      15,433
                                                       ----------
                                                          434,970
                                                       ----------

                                             Principal    Market
                                              Amount*  Value(U.S.$)
Corporate Bonds (continued)
Computers & Technology - 0.93%
     Chippac International
        12.75% 8/1/09                USD       55,000  $  55,825
     Fairchild Semiconductor International
        10.375% 10/1/07                        60,000     64,050
     Seagate Technology International 144A
        13.50% 11/15/07                       115,000    130,525
                                                       ---------
                                                         250,400
                                                       ---------
Consumer Products - 1.09%
     American Greetings 11.75% 7/15/08        105,000    105,788
     Elizabeth Arden 11.75% 2/1/11             45,000     42,525
     Maytag 6.875% 12/1/06                     15,000     15,422
     Salton 12.25% 4/15/08                     55,000     57,200
     Stewart Enterprises 10.75% 7/1/08         65,000     70,850
                                                       ---------
                                                         291,785
                                                       ---------
Electronics & Electrical Equipment - 0.30%
     Arrow Electronics 8.20% 10/1/03           25,000     25,614
     Flextronics International 9.875% 7/1/10   50,000     54,250
                                                       ---------
                                                          79,864
                                                       ---------
Energy - 1.52%
     Amerigas Partners 8.875% 5/20/11          50,000     51,250
     Burlington Resources Finance 144A
        5.60% 12/1/06                          15,000     14,818
     Denbury Management 9.00% 3/1/08           20,000     18,800
     Denbury Resources 9.00% 3/1/08            10,000      9,400
     Grant Prideco 9.625% 12/1/07             135,000    134,999
     National Fuel Gas 7.30% 2/18/03           15,000     15,575
     Occidental Petroleum 5.875% 1/15/07       10,000      9,996
     Oneok 7.75% 8/15/06                       20,000     21,568
     R & B Falcon 6.75% 4/15/05                25,000     25,875
     SESI 8.875% 5/15/11                      100,000     94,625
     Williams 7.75% 6/15/31                    10,000      9,327
                                                       ---------
                                                         406,233
                                                       ---------
Environmental Services - 1.09%
     Allied Waste North America 144A
        8.50% 12/1/08                         285,000    292,125
                                                       ---------
                                                         292,125
                                                       ---------
Food, Beverage & Tobacco - 3.07%
   **Big V Supermarkets 11.00% 2/15/04        350,000     22,750
     Conagra Foods 6.75% 9/15/11               15,000     15,515
     Constellation 8.125% 1/15/12              80,000     82,000
     Cott Beverages 144A 8.00% 12/15/11       160,000    162,400
     Del Monte 9.25% 5/15/11                   75,000     79,125
     Di Giorgio 10.00% 6/15/07                120,000    118,800
     Dimon 9.625% 10/15/11                     50,000     52,500
     H.J. Heinz 144A 6.625% 7/15/11            10,000     10,269
     Ingles Markets 144A 8.875% 12/1/11        45,000     45,000
     Marsh Supermarket 8.875% 8/1/07           55,000     55,413
     National Wine & Spirits 10.125% 1/15/09   80,000     82,000
     Perkins Family Restaurants 10.125%
        12/15/07                               45,000     44,775
     Tyson Foods 144A
        6.625% 10/4/04                         25,000     25,695
        8.25% 10/1/11                          10,000     10,713
     Ust 8.80% 3/15/05                         15,000     16,521
                                                       ---------
                                                         823,476
                                                       ---------

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                             Principal    Market
                                              Amount*  Value(U.S.$)
Corporate Bonds (continued)
Healthcare & Pharmaceuticals - 2.62%
   AmerisourceBergen
     8.125% 9/1/08                   USD       75,000 $   78,750
   Coventry Health 144A 8.125% 2/15/12        100,000    102,250
   Davita 9.25% 4/15/11                        75,000     79,688
   Fresensius Medical Care TOPrS
     9.00% 12/1/06                            155,000    161,974
   Healthsouth 10.75% 10/1/08                 110,000    119,900
   Magellan Health Services 144A
     9.375% 11/15/07                           55,000     54,725
   Radiologix 144A 10.50% 12/15/08             25,000     24,938
   Triad Hospitals 11.00% 5/15/09              50,000     55,750
   US Oncology 144A 9.625% 2/1/12              25,000     25,000
                                                       ---------
                                                         702,975
                                                       ---------
Industrial Machinery - 0.42%
   Briggs & Stratton 8.875% 3/15/11           105,000    111,300
                                                       ---------
                                                         111,300
                                                       ---------
Leisure, Lodging & Entertainment - 4.16%
   Alliance Gaming 10.00% 8/1/07              105,000    110,905
   Argosy Gaming 10.75% 6/1/09                 75,000     83,625
   Bally Total Fitness 9.875% 10/15/07         90,000     92,700
   Extended Stay America 9.875% 6/15/11        75,000     78,000
   La Quinta Inns
     7.25% 3/15/04                             30,000     29,738
     7.40% 9/15/05                             55,000     54,313
   Meristar Hospitality 144A
     10.50% 6/15/09                            70,000     73,850
   Mohegan Tribal Gaming
     8.375% 7/1/11                            105,000    108,150
   Park Place Entertainment
     9.375% 2/15/07                            80,000     84,800
***Premier Parks 10.00% 4/1/08                 70,000     64,050
   Regal Cinemas 144A 9.375% 2/1/12            85,000     86,700
   Six Flags 144A 8.875% 2/1/10                55,000     54,804
   Six Flags Entertainment 8.875% 4/1/06      105,000    108,938
   Wheeling Island Gaming 144A
     10.125% 12/15/09                          80,000     83,200
                                                       ---------
                                                       1,113,773
                                                       ---------
Metals & Mining - 0.28%
   Alcan 7.25% 3/15/31                         25,000     26,322
   Alcoa 6.00% 1/15/12                         25,000     24,705
   Jorgensen (Earle M.) 9.50% 4/1/05           25,000     24,750
                                                       ---------
                                                          75,777
                                                       ---------
Miscellaneous - 0.19%
   Johnson Controls 5.00% 11/15/06             15,000     14,558
   Kroger 8.15% 7/15/06                        10,000     11,127
   Popular 6.125% 10/15/06                     10,000      9,997
   Western Atlas 7.88% 6/15/04                 15,000     16,231
                                                       ---------
                                                          51,913
                                                       ---------

                                             Principal    Market
                                              Amount*  Value(U.S.$)
Corporate Bonds (continued)
Packaging & Containers - 0.91%
     AEP Industries 9.875% 11/15/07    USD   90,000    $   89,550
     Portola Packaging 10.75% 10/1/05        50,000        46,250
     Sealed Air 144A 8.75% 7/1/08            15,000        15,508
     Stone Container 9.25% 2/1/08            85,000        91,375
                                                       ----------
                                                          242,683
                                                       ----------
Paper & Forest Products - 0.70%
     Ainsworth Lumber 144A 13.875% 7/15/07   55,000        58,575
     Appleton Papers 144A 12.50% 12/15/08    25,000        23,750
     Fort James 6.63% 9/15/04                15,000        14,018
     Norske Skogindustrier 144A
        7.625% 10/15/11                      15,000        15,329
     Pacifica Papers 10.00% 3/15/09          20,000        21,450
     Plastipak Holdings 10.75% 9/1/11        50,000        53,750
                                                       ----------
                                                          186,872
                                                       ----------
Real Estate - 1.24%
     Apache Finance Property 7.00% 3/15/09   20,000        21,085
     Beazer Homes USA 8.875% 4/1/08          55,000        56,925
     Health Care REIT 7.50% 8/15/07         110,000       110,249
     Highwoods Realty Properties
        6.75% 12/1/03                        10,000        10,303
     Nationwide Health Properties
        7.06% 12/5/06                        60,000        57,881
     Senior Housing Trust 8.625% 1/15/12     60,000        61,800
     Simon Property Group 7.375% 1/20/06     15,000        15,502
                                                       ----------
                                                          333,745
                                                       ----------
Retail - 2.64%
     Advance Stores 144A 10.25% 4/15/08      65,000        68,006
     Federated Department Stores
        8.125% 10/15/02                      10,000        10,322
     Gap 144A 8.80% 12/15/08                 10,000         9,369
     J Crew Operating 10.375% 10/15/07       95,000        79,444
     Levi Strauss
        6.80% 11/1/03                        70,000        66,325
        11.625% 1/15/08                     100,000       100,000
     Office Depot 10.00% 7/15/08             80,000        86,800
     Petco Animal Supplies 144A 10.75%
        11/1/11                             105,000       109,725
     Remington Arms 9.50% 12/1/03            55,000        53,969
     Saks 7.00% 7/15/04                     100,000        95,500
     Wendy's International 6.25% 11/15/11    30,000        29,381
                                                       ----------
                                                          708,841
                                                       ----------
Telecommunications - 5.73%
  ***Allegiance Telecom 11.75% 2/15/08      190,000        67,450
     American Tower 9.375% 2/1/09            50,000        35,750
     AT&T 144A
        7.30% 11/15/11                       15,000        15,256
        8.00% 11/15/31                       30,000        31,202
     AT&T Corp 144A 6.50% 11/15/06           30,000        30,472
     Citizens Communications 144A
        6.375% 8/15/04                       15,000        15,278
     Crown Castle International
    ***10.375% 5/15/11                       55,000        28,875
       10.75% 8/1/11                         90,000        78,750
     Dobson Communications 10.875% 7/1/10   110,000       111,650

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                             Principal    Market
                                              Amount*  Value(U.S.$)
Corporate Bonds (continued)
Telecommunications (continued)
   France Telecom 144A
        7.75% 3/1/11                 USD       45,000  $   47,673
        8.50% 3/1/31                           15,000      16,933
***Level 3 Communications
        10.50% 12/1/08                         70,000      16,450
   Liberty Media 8.50% 7/15/29                 15,000      14,912
   Nextel Communications
        9.38% 11/15/09                        335,000     246,224
     ***9.75% 10/31/07                        125,000      86,563
   Panamsat 144A 8.50% 2/1/12                  85,000      85,213
   Paxson Communications
        10.75% 7/15/08                         40,000      42,400
   Qwest 7.20% 11/1/04                         25,000      25,777
   Rogers Wireless Communications
        9.625% 5/1/11                          45,000      46,575
***SBA Communications 12.00% 3/1/08            60,000      39,900
   Singapore Telecom 144A
        6.375% 12/1/11                         15,000      15,145
        7.375% 12/1/31                         50,000      51,942
   Sprint 144A 6.00% 1/15/07                   15,000      14,769
***TeleCorp 11.625% 4/15/09                   100,000      88,500
   Telus 7.50% 6/1/07                          30,000      31,545
   Time Warner Telecommunications
        9.75% 7/15/08                         110,000      76,450
   Verizon Wireless 144A 5.375% 12/15/06       55,000      54,540
   Williams Communications 11.70% 8/1/08      130,000      37,050
   Worldcom
        6.40% 8/15/05                          30,000      29,795
        7.50% 5/15/11                          25,000      24,470
        8.25% 5/15/31                          30,000      29,813
                                                       ----------
                                                        1,537,322
                                                       ----------
Textiles, Apparel & Furniture - 0.53%
   Interface 9.50% 11/15/05                   120,000     115,200
   Interface 144A 10.375% 2/1/10               25,000      26,031
                                                       ----------
                                                          141,231
                                                       ----------
Transportation & Shipping - 1.13%
     American Airlines 144A 6.817% 5/23/11     25,000      24,375
     Atlas Air 10.75% 8/1/05                   70,000      64,050
     Hornbeck-Leevac Marine Services
        10.625% 8/1/08                         60,000      60,900
     Kansas City Southern Railway
        9.50% 10/1/08                          65,000      70,525
     Teekay Shipping 8.875% 7/15/11            80,000      83,400
                                                       ----------
                                                          303,250
                                                       ----------
Utilities - 2.86%
     AES 10.25% 7/15/06                        85,000      73,525
     Avista 9.75% 6/1/08                       30,000      31,525
     Avista 144A 7.75% 1/1/07                  25,000      25,514
     Calpine Canada Energy Finance
        8.50% 5/1/08                           85,000      70,976
     CMS Energy 9.875% 10/15/07               150,000     162,397
     Detroit Edison 5.05% 10/1/05              15,000      14,884

                                      Principal     Market
                                       Amount*   Value(U.S.$)
Corporate Bonds (continued)
Utilities (continued)
   Devon Energy 144A
     6.88% 9/30/11           USD       25,000  $     24,670
   EL Paso 7.75% 1/15/32               25,000        24,762
   First Energy 6.45% 11/15/11          5,000         4,998

   Kansas Gas & Electric
     6.20% 1/15/06                     90,000        85,885
     6.50% 8/1/05                      35,000        33,890
   Mission Energy Holdings 13.50%
     7/15/08                           80,000        89,001
   Orion Power Holdings 12.00%
     5/1/10                            70,000        82,950
   PG&E National Energy 10.375%
     5/16/11                           30,000        31,355
   Progress Energy 7.00% 10/30/31      10,000        10,246
                                               ------------
                                                    766,578
                                               ------------
Total Corporate Bonds (cost $12,390,310)         12,210,738
                                               ------------
Foreign Bonds - 34.56%
Australia - 1.58%
   Queensland Treasury
     6.00% 6/14/11            AUD     850,000       423,801
                                               ------------
                                                    423,801
                                               ------------
Austria - 2.20%
   Bank of Austria 10.875%    AUD
     11/17/04                         780,000       442,929
   Republic of Austria 7.25%  DEM
     5/3/07                           300,000       146,868
                                               ------------
                                                    589,797
                                               ------------
Brazil - 3.58%
   Banco Nac Desenv 144A
     9.625% 12/12/11          USD       5,000         4,888
   Federal Republic of Brazil
     11.00% 8/17/40                 1,240,000       956,039
                                               ------------
                                                    960,927
                                               ------------
Canada - 1.49%
   Ontario Province 6.25%     NZD
     12/3/08                        1,000,000       398,992
                                               ------------
                                                    398,992
                                               ------------
Chile - 0.12%
   Banco Santander 6.50%      USD
     11/1/05                           30,000        31,070
                                               ------------
                                                     31,070
                                               ------------
France - 0.90%
   Government of France
     5.50% 4/25/10            EUR     270,000       240,532
                                               ------------
                                                    240,532
                                               ------------
Germany - 1.01%
   Deutschland Republic
     4.75% 7/4/28                     340,000       270,841
                                               ------------
                                                    270,841
                                               ------------
Greece - 1.37%
   Hellenic Republic
     8.60% 3/26/08                    205,429       210,865
     8.70% 4/8/05                     160,000       155,176
                                               ------------
                                                    366,041
                                               ------------

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                     Principal     Market
                                      Amount*   Value(U.S.$)
Foreign Bonds (continued)
Italy - 1.00%
   Buoni Poliennali Del Tes
     12.00% 1/1/03         EUR        290,000   $   267,437
                                                -----------
                                                    267,437
                                                -----------
Mexico - 1.87%
   United Mexican States
     7.375% 7/6/06                    250,000       224,372
     8.25% 2/24/09                    600,000       277,968
                                                -----------
                                                    502,340
                                                -----------
New Zealand - 0.29%
   New Zealand Government
     6.00% 11/15/11        NZD        130,000        51,570
     8.00% 11/15/06                    60,000        26,562
                                                -----------
                                                     78,132
                                                -----------
Poland - 4.21%
   Poland Government
     6.00% 5/24/09         PLZ      1,000,000       210,310
     12.00% 10/12/03                3,700,000       919,743
                                                -----------
                                                  1,130,053
                                                -----------
South Africa - 3.70%
   Electric Supply 11.00%  ZAR
     6/1/08                         4,500,000       370,262
   Republic of South Africa
     12.50% 12/21/06                2,000,000       180,061
     13.00% 8/31/10                 2,500,000       229,426
   Transnet 16.50% 4/1/10           2,000,000       211,778
                                                -----------
                                                    991,527
                                                -----------
Spain - 2.31%
   Spanish Government
     5.15% 7/30/09         EUR        710,000       620,365
                                                -----------
                                                    620,365
                                                -----------
Supranational - 3.26%
   International Bank Recon &
     Development 5.50%     NZD
       11/3/08                      1,200,000       462,329
   International Finance
     6.75% 7/15/09                  1,000,000       411,291
                                                -----------
                                                    873,620
                                                -----------
Sweden - 4.15%
   Swedish Government
     8.00% 8/15/07         SEK      8,000,000       851,436
     10.25% 5/5/03                  2,600,000       261,271
                                                -----------
                                                  1,112,707
                                                -----------
United Kingdom - 1.52%
   Halifax 5.625% 7/23/07  DEM        900,000       406,811
                                                -----------
                                                    406,811
                                                -----------
Total Foreign Bonds (cost $11,248,982)            9,264,993
                                                -----------

                                         Principal      Market
                                          Amount*    Value(U.S.$)
U.S. Treasury Obligations - 2.74%
     U.S. Treasury Bond
          5.375% 2/15/31          USD      245,000  $   242,932
         +8.125% 8/15/19                    95,000      120,880
     U.S. Treasury Inflation Index
          3.375% 4/15/32                    55,062       54,176
          3.625% 1/15/08                    54,997       56,149
     U.S. Treasury Note
          3.50% 11/15/06                    65,000       62,593
          5.00% 8/15/11                    150,000      149,672
          5.875% 11/15/04                   45,000       47,633
                                                    -----------
Total U.S. Treasury Obligations
   (cost $729,063)                                      734,035
                                                    -----------
                                         Number of
                                           Shares
Common Stock - 2.01%
     AMB Property                            3,300       84,513
     Chelsea Property Group                  1,800       91,314
     Developers Diversified Realty          14,100      269,310
     JP Realty                               4,000       93,400
                                                    -----------
Total Common Stock (cost $523,158)                      538,537
                                                    -----------
Preferred Stock - 0.63%
     Centaur Funding 9.08%                      30       34,734
     Intermedia Communications
          PIK 13.50%                           128      133,128
                                                    -----------
Total Preferred Stock (cost $166,235)                   167,862
                                                    -----------
                                         Principal
                                          Amount*
Repurchase Agreements - 2.97%
     With BNP Paribas 1.90% 2/1/02
          (dated 1/31/02, collateralized
          by $95,600 U.S. Treasury Notes
          6.375% due 4/30/02,
          market value $98,211 and
          $95,600 U.S. Treasury Notes
          6.625% due 5/31/02,
          market value $98,190 and
          $92,100 U.S. Treasury Notes
          6.25% due 8/31/02,
          market value $96,783)   USD      286,800      286,800

     With JP Morgan Chase 1.88%
          2/1/02 (dated 1/31/02,
          collateralized by $225,500
          U.S. Treasury Notes 3.25%
          due 12/31/03, market value
          $227,094)                        221,400      221,400

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                                Principal         Market
                                                 Amount*       Value(U.S.$)
Repurchase Agreements (continued)
     With UBS Warburg 1.88% 2/1/02
        (dated 1/31/02, collateralized by
        $204,300 U.S. Treasury Bills due
        2/7/02, market value $204,286
        and  $86,500 U.S. Treasury
        Notes 3.875% due 6/30/03,
        market value $88,310)          USD        286,800     $   286,800
                                                              -----------
Total Repurchase Agreements
   (cost $795,000)                                                795,000
                                                              -----------
Total Market Value of Securities - 100.95%
   (cost $29,173,396)                                          27,059,066
Liabilities Net of Receivables and
   Other Assets - (0.95%)                                        (254,415)
                                                              -----------
Net Assets Applicable to 7,109,113
   Shares Outstanding - 100.00%                               $26,804,651
                                                              ===========

Net Asset Value - Delaware Strategic Income Fund
   Class A ($9,688,210 / 2,568,263 Shares)                          $3.77
                                                                    -----
Net Asset Value - Delaware Strategic Income Fund
   Class B ($12,093,396 / 3,208,073 Shares)                         $3.77
                                                                    -----
Net Asset Value - Delaware Strategic Income Fund
   Class C ($3,246,547 / 861,168 Shares)                            $3.77
                                                                    -----
Net Asset Value - Delaware Strategic Income Fund
   Institutional Class ($1,776,498 / 471,609 Shares)                $3.77
                                                                    -----
Components of Net Assets at January 31, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                    $41,344,491

Distributions in excess of net investment income++             (1,243,766)
Accumulated net realized loss on investments                  (11,164,877)
Net unrealized depreciation of investments and
   foreign currencies                                          (2,131,197)
                                                              -----------
Total net assets                                              $26,804,651
                                                              ===========

Summary of Abbreviations:
  *Principal amount is stated in the currency in which each bond is denominated.
   AUD -- Australian Dollar
   DEM -- German Mark
   EUR -- European Monetary Unit
   NZD -- New Zealand Dollar
   PLZ -- Polish Zloty
   SEK -- Swedish Kroner
   USD -- U.S. Dollar
   ZAR -- South African Rand

   GNMA -- Ginnie Mae
   PIK  -- Payment in kind
   REIT -- Real Estate Investment Trust
   SLM  -- Sallie Mae
   TOPrS -- Trust Originated Preferred Security

 **Non-income producing security. Security is currently in default.
***Zero coupon bond. The interest rate shown is the step-up rate.
  +Fully or partially pledged as collateral for financial futures contracts. ++Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
  #Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Net Asset Value and Offering Price Per Share -
   Delaware Strategic Income Fund
Net asset value Class A (A)                                         $3.77
Sales charge (4.75% of offering price, or 5.04%
   of the amount invested per share) (B)                             0.19
                                                                    -----
Offering price                                                      $3.96
                                                                    =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

                                                  Delaware Strategic Income Fund
Statement                                         January 31, 2002 (Unaudited)
  of Assets and Liabilities

Assets:
   Investments at market (cost $29,173,396)                          $27,059,066
   Cash                                                                    3,464
   Dividends and interest receivable                                     622,693
   Subscriptions receivable                                                6,791
   Receivable for securities sold                                      1,164,167
      Other assets                                                        91,259
                                                                     -----------
   Total assets                                                       28,947,440
                                                                     -----------

Liabilities:
   Liquidations payable                                                   30,288
   Payable for securities purchased                                    1,958,107
   Other accounts payable and accrued expenses                           154,394
                                                                     -----------
   Total liabilities                                                   2,142,789
                                                                     -----------

Total net assets                                                     $26,804,651
                                                                     ===========








See accompanying notes

Statement                                                                                  Delaware Strategic Income Fund
  of Operations                                                                            Period Ended January 31, 2002 (Unaudited)
   Investment Income:
     Interest                                                                                          $1,070,837
     Dividends                                                                                             27,498        $1,098,335
                                                                                                       ----------        ----------

   Expenses:
     Management fees                                                                                       89,909
     Dividend disbursing and transfer agent fees and expenses                                              69,001
     Distribution expense -- Class A                                                                       12,774
     Distribution expense -- Class B                                                                       62,522
     Distribution expense -- Class C                                                                       16,405
     Registration fees                                                                                     35,000
     Custodian fees                                                                                        14,958
     Reports and statements to shareholders                                                                 8,333
     Accounting and administration fees                                                                     5,974
     Professional fees                                                                                      1,517
     Trustees' fees                                                                                           891
     Amortization of organization expenses                                                                    834
     Taxes (other than taxes on income)                                                                        67
     Other                                                                                                 12,573           330,758
                                                                                                       ----------        ----------

     Less expenses absorbed or waived                                                                                      (134,355)
     Less expenses paid indirectly                                                                                             (918)
                                                                                                                         ----------
     Total expenses                                                                                                         195,485
                                                                                                                         ----------

   Net Investment Income                                                                                                    902,850
                                                                                                                         ----------
   Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
     Net realized gain (loss) on:
     Investments                                                                                                           (274,765)
     Futures contracts                                                                                                       42,347
     Foreign currencies                                                                                                    (407,491)
                                                                                                                         ----------
     Net realized loss                                                                                                     (639,909)
     Net change in unrealized appreciation/depreciation of investments and foreign
     currencies                                                                                                              88,768
                                                                                                                         ----------
   Net Realized and Unrealized Loss on Investments:                                                                        (551,141)
                                                                                                                         ----------

   Net Increase in Net Assets Resulting from Operations                                                                    $351,709
                                                                                                                         ==========


   See accompanying notes

Statements                                                                                            Delaware Strategic Income Fund
  of Changes in Net Assets

                                                                                                     Period
                                                                                                     Ended         Year Ended
                                                                                                    1/31/02          7/31/01
                                                                                                  (Unaudited)
   Increase (Decrease) in Net Assets from Operations:
     Net investment income                                                                           $902,850       $2,243,043
     Net realized loss on investments and foreign currencies                                         (639,909)      (3,819,575)
     Net change in unrealized appreciation/depreciation of investments and foreign
     currencies                                                                                        88,768          805,730
                                                                                                  -----------     ------------
     Net increase (decrease) in net assets resulting from operations                                  351,709         (770,802)
                                                                                                  -----------     ------------

   Dividend and Distributions to Shareholders from:
     Net investment income:
        Class A                                                                                      (393,326)        (556,173)
        Class B                                                                                      (434,970)        (591,870)
        Class C                                                                                      (114,416)        (173,243)
        Institutional Class                                                                           (66,600)         (62,028)
     In excess of net investment income:
        Class A                                                                                            --         (165,666)
        Class B                                                                                            --         (176,300)
        Class C                                                                                            --          (51,604)
        Institutional Class                                                                                --          (18,476)
     Return of capital:
        Class A                                                                                            --         (300,459)
        Class B                                                                                            --         (319,743)
        Class C                                                                                            --          (93,590)
        Institutional Class                                                                                --          (33,509)
                                                                                                  -----------     ------------
                                                                                                   (1,009,312)      (2,542,661)
                                                                                                  -----------     ------------
   Capital Share Transactions:
     Proceeds from shares sold:
        Class A                                                                                       541,372        1,814,326
        Class B                                                                                       747,071        2,535,864
        Class C                                                                                       425,978          550,364
        Institutional Class                                                                           369,936          808,019
     Net asset value of shares issued upon reinvestment of dividends and distributions:
        Class A                                                                                       260,334          679,334
        Class B                                                                                       218,719          573,448
        Class C                                                                                        76,251          212,230
        Institutional Class                                                                            66,600          114,016
                                                                                                  -----------     ------------
                                                                                                    2,706,261        7,287,601
                                                                                                  -----------     ------------
     Cost of shares repurchased:
        Class A                                                                                    (1,356,631)      (2,986,908)
        Class B                                                                                    (1,296,321)      (3,092,866)
        Class C                                                                                      (442,921)      (1,459,822)
        Institutional Class                                                                          (111,720)        (338,642)
                                                                                                  -----------     ------------
                                                                                                   (3,207,593)      (7,878,238)
                                                                                                  -----------     ------------
   Decrease in net assets derived from capital share transactions                                    (501,332)        (590,637)
                                                                                                  -----------     ------------
   Net Decrease in Net Assets                                                                      (1,158,935)      (3,904,100)
   Net Assets:
     Beginning of period                                                                           27,963,586       31,867,686
                                                                                                  -----------     ------------
     End of period                                                                                $26,804,651      $27,963,586
                                                                                                  ===========     ============


   See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Strategic Income Fund Class A


                                                                    Period                                              10/1/96(4)
                                                                    Ended                   Year Ended                    to
                                                                  1/31/02(1)   7/31/01   7/31/00   7/31/99  7/31/98     7/31/97
                                                                 (Unaudited)

   Net asset value, beginning of period                            $3.870       $4.320    $4.860    $5.480   $5.700      $5.500

   Income (loss) from investment operations:
   Net investment income(2)                                         0.134        0.327     0.413     0.462    0.444       0.337
   Net realized and unrealized gain (loss) on investments
     and foreign currencies                                        (0.084)      (0.407)   (0.540)   (0.607)  (0.104)      0.204
                                                                   ------      -------   -------   -------  -------     -------
   Total from investment operations                                 0.050       (0.080)   (0.127)   (0.145)   0.340       0.541
                                                                   ------      -------   -------   -------  -------     -------

   Less dividends and distributions from:
   Net investment income                                           (0.150)      (0.201)   (0.356)   (0.440)  (0.440)     (0.341)
   Excess of net investment income                                     --       (0.060)   (0.057)       --       --          --
   Net realized gain on investments                                    --           --        --    (0.035)  (0.120)         --
   Return of capital                                                   --       (0.109)       --        --       --          --
                                                                   ------      -------   -------   -------  -------     -------
   Total dividends and distributions                               (0.150)      (0.370)   (0.413)   (0.475)  (0.560)     (0.341)
                                                                   ------      -------   -------   -------  -------     -------

   Net asset value, end of period                                  $3.770       $3.870    $4.320    $4.860   $5.480      $5.700
                                                                   ======      =======   =======   =======  =======     =======

   Total return(3)                                                  1.31%       (1.85%)   (2.67%)   (2.77%)   6.23%      10.11%

   Ratios and supplemental data:
   Net assets, end of period (000 omitted)                         $9,688      $10,488   $12,238   $18,757  $17,871      $9,144
   Ratio of expenses to average net assets                          1.00%        1.00%     1.00%     1.00%    1.00%       1.00%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                        1.97%        1.99%     1.75%     1.55%    1.73%       2.12%
   Ratio of net investment income to average net assets             6.95%        8.06%     9.20%     8.97%    7.93%       7.76%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly             5.98%        7.07%     8.45%     8.42%    7.20%       6.64%
   Portfolio turnover                                                333%         200%      127%      156%     175%        183%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended January 31, 2002 was a decrease in net investment income per share of $0.013, an increase in net realized and unrealized gain
    (loss) per share of $0.013, and a decrease in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect this change in accounting. Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, 2001, and for the period ended January 31, 2002.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.
(4) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Strategic Income Fund Class B

                                                                     Period                                               10/1/96(4)
                                                                      Ended                   Year Ended                    to
                                                                     1/31/02(1)   7/31/01  7/31/00   7/31/99   7/31/98    7/31/97
                                                                   (Unaudited)
   Net asset value, beginning of period                              $3.860        $4.320   $4.860    $5.480    $5.700     $5.500

   Income (loss) from investment operations:
   Net investment income(2)                                           0.120         0.297    0.378     0.424     0.402      0.308
   Net realized and unrealized gain (loss) on investments
     and foreign currencies                                          (0.074)       (0.418)  (0.540)   (0.607)   (0.100)     0.203
                                                                    -------       -------  -------   -------   -------    -------
   Total from investment operations                                   0.046        (0.121)  (0.162)   (0.183)    0.302      0.511
                                                                    -------       -------  -------   -------   -------    -------

   Less dividends and distributions from:
   Net investment income                                             (0.136)       (0.184)  (0.325)   (0.402)   (0.402)    (0.311)
   Excess of net investment income                                       --        (0.055)  (0.053)       --        --         --
   Net realized gain on investments                                      --            --       --    (0.035)   (0.120)        --
   Return of capital                                                     --        (0.100)      --        --        --         --
                                                                    -------       -------  -------   -------   -------    -------
   Total dividends and distributions                                 (0.136)       (0.339)  (0.378)   (0.437)   (0.522)    (0.311)
                                                                    -------       -------  -------   -------   -------    -------

   Net asset value, end of period                                    $3.770        $3.860   $4.320    $4.860    $5.480     $5.700
                                                                    =======       =======  =======   =======   =======    =======

   Total return(3)                                                    1.20%        (2.61%)  (3.63%)   (3.31%)    5.32%      9.53%

   Ratios and supplemental data:
   Net assets, end of period (000 omitted)                          $12,093       $12,718  $14,184   $19,318   $15,602     $6,878
   Ratio of expenses to average net assets                            1.75%         1.75%    1.75%     1.75%     1.75%      1.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                          2.72%         2.74%    2.50%     2.30%     2.48%      2.87%
   Ratio of net investment income to average net assets               6.20%         7.31%    8.45%     8.22%     7.18%      7.01%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly               5.23%         6.32%    7.70%     7.67%     6.45%      5.89%
   Portfolio turnover                                                  333%          200%     127%      156%      175%       183%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended January 31, 2002 was a decrease in net investment income per share of $0.013, an increase in net realized and unrealized gain
    (loss) per share of $0.013, and a decrease in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect this change in accounting. Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, 2001, and for the period ended January 31, 2002.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.
(4) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
        Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Strategic Income Fund Class C


                                                                    Period                                               10/1/964
                                                                     Ended                    Year Ended                    to
                                                                    1/31/02(1)    7/31/01  7/31/00   7/31/99   7/31/98    7/31/97
                                                                  (Unaudited)

   Net asset value, beginning of period                              $3.860        $4.320   $4.860    $5.480    $5.700     $5.500

   Income (loss) from investment operations:
   Net investment income(2)                                           0.120         0.297    0.378     0.424     0.402      0.313
   Net realized and unrealized gain (loss) on investments
     and foreign currencies                                          (0.074)       (0.418)  (0.540)   (0.607)   (0.100)     0.198
                                                                    -------       -------  -------   -------   -------    -------
   Total from investment operations                                   0.046        (0.121)  (0.162)   (0.183)    0.302      0.511
                                                                    -------       -------  -------   -------   -------    -------

   Less dividends and distributions from:
   Net investment income                                             (0.136)       (0.184)  (0.325)   (0.402)   (0.402)    (0.311)
   Excess of net investment income                                       --        (0.055)  (0.053)       --        --         --
   Net realized gain on investments                                      --            --       --    (0.035)   (0.120)        --
   Return of capital                                                     --        (0.100)      --        --        --         --
                                                                    -------       -------  -------   -------   -------    -------
   Total dividends and distributions                                 (0.136)       (0.339)  (0.378)   (0.437)   (0.522)    (0.311)
                                                                    -------       -------  -------   -------   -------    -------

   Net asset value, end of period                                    $3.770        $3.860   $4.320    $4.860    $5.480     $5.700
                                                                    =======       =======  =======   =======   =======    =======

   Total return(3)                                                    1.20%        (2.84%)  (3.41%)   (3.32%)    5.32%      9.53%

   Ratios and supplemental data:
   Net assets, end of period (000 omitted)                           $3,247        $3,265   $4,402    $6,548    $5,276     $1,944
   Ratio of expenses to average net assets                            1.75%         1.75%    1.75%     1.75%     1.75%      1.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                          2.72%         2.74%    2.50%     2.30%     2.48%      2.87%
   Ratio of net investment income to average net assets               6.20%         7.31%    8.45%     8.22%     7.18%      7.01%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly               5.23%         6.32%    7.70%     7.67%     6.45%      5.89%
   Portfolio turnover                                                  333%          200%     127%      156%      175%       183%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended January 31, 2002 was a decrease in net investment income per share of $0.013, an increase in net realized and unrealized gain
    (loss) per share of $0.013, and a decrease in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect this change in accounting. Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, 2001, and for the period ended January 31, 2002.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.
(4) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Strategic Income Fund Institutional Class

                                                                    Period                                                10/1/96(4)
                                                                     Ended                    Year Ended                    to
                                                                    1/31/02(1)    7/31/01  7/31/00   7/31/99   7/31/98    7/31/97
                                                                  (Unaudited)

   Net asset value, beginning of period                              $3.860        $4.310   $4.850    $5.470    $5.700     $5.500

   Income (loss) from investment operations:
   Net investment income(2)                                           0.139         0.338    0.424     0.475     0.458      0.367
   Net realized and unrealized gain (loss) on investments
     and foreign currencies                                          (0.074)       (0.408)  (0.540)   (0.603)   (0.111)     0.187
                                                                    -------       -------  -------   -------   -------    -------
   Total from investment operations                                   0.065        (0.070)  (0.116)   (0.128)    0.347      0.554
                                                                    -------       -------  -------   -------   -------    -------

   Less dividends and distributions from:
   Net investment income                                             (0.155)       (0.207)  (0.365)   (0.457)   (0.457)    (0.354)
   Excess of net investment income                                       --        (0.062)  (0.059)       --        --         --
   Net realized gain on investments                                      --            --       --    (0.035)   (0.120)        --
   Return of capital                                                     --        (0.111)      --        --        --         --
                                                                    -------       -------  -------   -------   -------    -------
   Total dividends and distributions                                 (0.155)       (0.380)  (0.424)   (0.492)   (0.577)    (0.354)
                                                                    -------       -------  -------   -------   -------    -------

   Net asset value, end of period                                    $3.770        $3.860   $4.310    $4.850    $5.470     $5.700
                                                                    -------       -------  -------   -------   -------    -------

   Total return(3)                                                    1.71%        (1.61%)  (2.45%)   (2.46%)    6.36%     10.36%

   Ratios and supplemental data:
   Net assets, end of period (000 omitted)                           $1,776        $1,493   $1,044    $4,350    $3,764     $3,405
   Ratio of expenses to average net assets                            0.75%         0.75%    0.75%     0.75%     0.75%      0.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                          1.72%         1.74%    1.50%     1.30%     1.48%      1.87%
   Ratio of net investment income to average net assets               7.20%         8.31%    9.45%     9.22%     8.18%      7.90%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly               6.23%         7.32%    8.70%     8.67%     7.45%      6.78%
   Portfolio turnover                                                  333%          200%     127%      156%      175%       183%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended January 31, 2002 was a decrease in net investment income per share of $0.013, an increase in net realized and unrealized gain
    (loss) per share of $0.013, and a decrease in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect this change in accounting. Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, 2001, and for the period ended January 31, 2002.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.
(4) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


See accompanying notes

Notes                                             Delaware Strategic Income Fund
  to Financial Statements                         January 31, 2002 (Unaudited)

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.


Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective August 1,
2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $92,980 reduction in cost of securities and a corresponding $92,980 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on August 1, 2001.

In addition, effective August 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage and asset-backed securities to be recorded as an adjustment to interest income. Prior to August 1, 2001, such gains (losses) were included in realized gain (loss) on investments. The effect of these changes for the period ended January 31, 2002 was a decrease in net investment income of $89,712, an increase in net unrealized appreciation (depreciation) of $46,918, and an increase in net realized gains (losses) of $42,794. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Notes                                             Delaware Strategic Income Fund
   to Financial Statements (continued)

1. Significant Accounting Policies (continued)
The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investment transactions, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $332 for the period ended January 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2002 were approximately $586. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 million and 0.50% on the average daily net assets in excess $2.5 million. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is equal to one third of its Investment Management fees. The Fund does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed 0.75% of average daily net assets of the Fund through March 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware
Distributors, L. P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At January 31, 2002, the Fund had liabilities payable to affiliates as follows:
  Dividend disbursing, transfer agent fees, accounting
   and other expenses payable to DSC                                $24,501
  Other expenses payable to DMC and affiliates                       16,095
  Receivable from DMC under expense limitation agreement             88,609

For the period ended January 31, 2002, DDLP earned $773 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended January 31, 2002, the Fund made purchases of $44,162,348 and sales of $44,175,829 of investment securities other than
U. S. government securities and short-term investments.

At January 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At, January 31, 2002 the cost of investments was $29,313,295. At January 31, 2002, the net unrealized appreciation (depreciation) was ($2,254,229)of which $431,140 related to unrealized appreciation of investments and ($2,685,369)related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $8,862,241 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
$4,111,328 in 2008 and $4,750,913 in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Period          Year
                                                        Ended           Ended
                                                        1/31/02         7/31/01

Shares sold:
  Class A                                               140,571         442,324
  Class B                                               195,145         625,341
  Class C                                               111,665         134,755
  Institutional Class                                    96,525         201,130

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                68,244         168,299
  Class B                                                57,379         142,147
  Class C                                                20,001          52,570
  Institutional Class                                    17,496          28,403
                                                       --------       ---------
                                                        707,026       1,794,969
                                                       --------       ---------

Shares repurchased:
  Class A                                              (353,972)       (731,178)
  Class B                                              (336,869)       (761,563)
  Class C                                              (115,552)       (362,083)
  Institutional Class                                   (29,054)        (84,791)
                                                       --------       ---------
                                                       (835,447)     (1,939,615)
                                                       --------       ---------

Net decrease                                           (128,421)       (144,646)
                                                       ========       =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at January 31, 2002, or at any time during the period.

Notes                                             Delaware Strategic Income Fund
    to Financial Statements (continued)

6. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at January 31, 2002.

7. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2002 were as follows:


  Contracts             Notional                                  Unrealized
To Buy/(Sell)        Cost (Proceeds)       Expiration Date        Gain (Loss)
------------         --------------        ---------------        -----------


  1  U.S. Treasury
     10 year Agency       $102,791               03/02              $(1,510)

 (1) U.S. Treasury
     5 year Note          (106,162)              03/02                   83

(11) U.S. Treasury
     10 year Note       (1,153,624)              03/02              (11,299)

  2  U.S. Treasury
     20 year Bond         (207,020)              03/02               (1,332)
                                                                   --------

                                                                   $(14,058)
                                                                   ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Swap Agreements
During the period ended January 31, 2002, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At January 31, 2002, the Fund had the following total return swap agreements outstanding:

                                          Description
                                        TR Swap Lehman           Unrealized
Notional Amount     Expiration Date       Cmbs Index                Gain
---------------     ---------------     --------------           ----------
$195,000               3/1/02           Agreement with             $3,666
                                        Goldman Sachs
                                        Capital Markets,L.P.,
                                        to receive the
                                        notional amount
                                        multiplied by the
                                        return on the
                                        Lehman Brothers
                                        Commercial MBS
                                        Index AAA and to pay
                                        the notional amount
                                        multiplied by the
                                        1 month BBA LIBOR
                                        adjusted by a spread of
                                        minus 0.35%.

Notes                                             Delaware Strategic Income Fund
  to Financial Statements (continued)

8. Swap Agreements (continued)
Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or baskets of instruments, if any, at the day of default. Risks also arise from the potential losses from adverse market movements and such losses could exceed the related amounts shown above.

9. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                      This page intentionally left blank.

Delaware Investments
       Family of Funds


--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
 (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
  Delaware Balanced Portfolio
  Delaware Growth Portfolio
  Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

This semi-annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Trustees                                  Affiliated Officers                          Contact Information

Charles E. Haldeman, Jr.                           William E. Dodge                             Investment Manager
Chairman                                           Executive Vice President and                 Delaware Management Company
Delaware Investments Family of Funds               Chief Investment Officer, Equity             Philadelphia, PA
Philadelphia, PA                                   Delaware Investments Family of Funds
                                                   Philadelphia, PA                             International Affiliate
Walter P. Babich                                                                                Delaware International Advisers Ltd.
Board Chairman                                     Jude T. Driscoll                             London, England
Citadel Constructors, Inc.                         Executive Vice President and
King of Prussia, PA                                Head of Fixed Income                         National Distributor
                                                   Delaware Investments Family of Funds         Delaware Distributors, L.P.
David K. Downes                                    Philadelphia, PA                             Philadelphia, PA
President and Chief Executive  Officer
Delaware Investments Family of Funds               Richard J. Flannery                          Shareholder Servicing, Dividend
Philadelphia, PA                                   President and Chief Executive Officer        Disbursing and Transfer Agent
                                                   Delaware Distributors, L.P.                  Delaware Service Company, Inc.
John H. Durham                                     Philadelphia, PA                             2005 Market Street
Private Investor                                                                                Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                                For Shareholders
John A. Fry                                                                                     800 523-1918
Executive Vice President
University of Pennsylvania                                                                      For Securities Dealers and Financial
Philadelphia, PA                                                                                Institutions Representatives Only
                                                                                                800 362-7500
Anthony D. Knerr
Consultant                                                                                      Website
Anthony Knerr & Associates                                                                      www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN





(5691)                                                        Printed in the USA
SA-125 [1/02] CG 3/02                                          (J7929/EXP: 9/02)